EXHIBIT 99.1

SRAX Reports Second Quarter 2017 Financial Results

- Q2 2017 Gross Profit Margin of 56%, Up from 32% in Q2 2016 -

- Significantly Reduces Q2 2017 Operating Loss and Swings to Positive Adjusted EBITDA -

LOS ANGELES, August 14, 2017 /PRNewswire/ --SRAX (Nasdaq: SRAX)~~,~~ an advertising technology company providing the tools to automate digital marketers and content owners' campaigns across digital channels, reported total revenue of $6.0 million, operating loss of $9,000, GAAP net loss of $737,700 and positive Adjusted EBITDA of $221,400 for the second quarter 2017.

“The second quarter reflected the benefits of the cost management efforts implemented at the end of the first quarter, with improved operating and Adjusted EBITDA results,” stated SRAX’s CEO and Chairman Christopher Miglino. “The leaner infrastructure we now have in place, together with targeted higher gross margin revenue and new product verticals, we believe will generate positive Adjusted EBITDA for the second half of 2017.”

Second Quarter 2017 Financial Results:

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Revenue was $6.0 million, compared to $9.2 million in the second quarter of 2016. This reflects the intentional decrease in revenue from a significant legacy, lower-margin customer partially offset by an increase in revenue from SRAX buy-side and sell-side clients as well as continuing growth in SRAXmd.

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Gross profit was $3.3 million, compared to $3.0 million in the second quarter of 2016. Gross margin was 56%, compared to 32% in the second quarter of 2016, reflecting the benefit from reduced low-margin revenue from the company’s significant legacy customer.

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Operating expenses were $3.3 million, compared to $4.1 million in the second quarter of 2016, which included a $670,000 impairment of goodwill charge.

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Other expense of $728,700 represents the net impact of financing and associated transactions in the second quarter.

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Operating loss was $9,000, improving compared to operating loss of $1.1 million in the second quarter of 2016, reflecting the strategic focus of the company on higher gross margin revenue and more efficient sales operations.

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Net loss was $737,700, compared to the net income of $1.9 million in the second quarter of 2016, which included a $3.7 million write-off of a contingent consideration.

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Adjusted EBITDA was $221,400, compared to an Adjusted EBITDA loss of $4,900 in the second quarter of 2016.

Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, and certain additional one-time expenses. It is not intended to represent a measure of performance in accordance with accounting principles generally accepted in the United States (GAAP). A detailed description and reconciliation of EBITDA and management's reasons for using this measure is set forth at the end of this press release.

In April, SRAX entered into definitive securities purchase agreements for the purchase and sale of 5,000,000 principal amount of 12.5% secured convertible debentures and five-year Series A warrants representing the right to acquire up to 833,337 shares of the company’s Class A common stock.  As of May 3rd, SRAX received net proceeds of approximately $4.5 million from the financings.  Of this amount, $2.5 million was used to satisfy the put obligation of the Series B warrants issued to investors in the company’s January 2017 offering.

Updated 2017 Guidance:

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As a result of management’s strategic focus on higher gross margin revenue, total revenue guidance has been adjusted to approximately $36 million, approximately flat with 2016.

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Management expects 2017 gross margin to range between 47% and 55%, compared to 35% in 2016.

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Management expects 2017 operations to range between $(200,000) and $2.7 million, compared to an operating loss of $4.8 million in 2016.

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Management reiterates 2017 Adjusted EBITDA guidance to be between $2 million and
$5 million, up at least $3 million from an Adjusted EBITDA loss of $1.1 million in 2016

Other Recent Corporate Highlights:

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Launched a new SRAX Social tool for digital marketers and content owners to create posts and promote them beyond their Facebook Page communities. The tool is the first of many planned monetization opportunities to be developed and integrated into the SRAX Social platform.

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Released a new guide: People-Based Advertising: How to Get Bigger Results by Targeting the Most Precise Audience. The guide is available to download by signing up at here.

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Unveiled the company’s new “SRAX” branding, designed to reflect the breadth and depth of the company's tools offered to digital marketers and content owners.

Conference Call & Slide Presentation

Management will review the results on a conference call with a live question and answer session tomorrow, August 15, 2017, at 4:30 p.m. ET. To access the call, please use passcode 2967856:

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If calling from the United States or Canada, please dial (888) 503-8169 to access the live call and (844) 512-2921 for the replay available until August 22, 2017.

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If calling internationally, please dial (719) 325-2144 to access the live call and
(412) 317-6671 for the replay.

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The call will be webcast over the internet and accessible at the Company’s website at http://srax.com/investors/ for at least 90 days.  The webcast show the slides associated with the conference call.  Investors may also download the slides from the website.

About SRAX
SRAX (NASDAQ: SRAX) is an advertising technology company providing the tools to automate digital marketers and content owners’ campaigns across digital channels. SRAX’s tools amplify performance and maximize profits for brands in the healthcare, CPG, automotive, wellness and lifestyle verticals through an omnichannel approach that integrates all aspects of the marketing experience into one platform. The company’s machine-learning technology identifies brands’ core consumers and their characteristics discovering new and measurable opportunities to target, reach and monetize audiences driving online and offline sales lift. For more information on how SRAX delivers a digital competitive advantage to surpass today’s marketing challenges, visit www.srax.com.

Safe Harbor Statement

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as "anticipate," "plan," "will," "intend," "believe" or "expect'" or variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to expectations of our ability to increase our revenues, satisfy our obligations as they become due, report profitable operations and other risks and uncertainties, all as set forth in our Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Social Reality and are difficult to predict. Social Reality undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact Information:

Kirsten Chapman

LHA (Investor Relations)

+1 415 433 3777

srax@lhai.com

SOCIAL REALITY, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2017	2016
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$396,560	$1,048,762
Accounts receivable, net	7,597,427	8,411,019
Prepaid expenses	324,060	332,503
Other current assets	898	6,488
Total current assets	8,318,945	9,798,772
Property and equipment, net	63,545	55,492
Goodwill	15,644,957	15,644,957
Intangibles assets, net	940,613	1,365,241
Other assets	39,135	34,659
Total assets	$25,007,195	$26,899,121

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued expenses	$12,097,107	$13,156,083
Note payable, net of unamortized costs	—	3,418,788
Unearned revenue	135,032	—
Put warrant liability	338,414	—
Debenture warrant liability	723,036	—
Debenture conversion liability	689,942	—
Put liability	1,500,000	1,500,000
Total current liabilities	15,483,531	18,074,871
Secured convertible debentures, net	1,811,446	—
Total liabilities	17,294,977	18,074,871

Commitments and contingencies (Note 13)	—	—

Stockholders' equity:
Preferred stock, authorized 50,000,000 shares, $0.001 par value, no shares issued or outstanding at June 30, 2017 and December 31, 2016, respectively	—	—
Class A common stock, authorized 250,000,000 shares, $0.001 par value, 8,025,017 and 6,951,077 shares issued and outstanding at June 30, 2017 and December 31, 2016, respectively	8,025	6,951
Class B common stock, authorized 9,000,000 shares, $0.001 par value, no shares issued or outstanding at June 30, 2017 and December 31, 2016, respectively	—	—
Common stock to be issued	—	678,000
Additional paid in capital	24,858,241	22,529,303
Accumulated deficit	(17,154,048)	(14,390,004)
Total stockholders' equity	7,712,218	8,824,250
Total liabilities and stockholders' equity	$25,007,195	$26,899,121

SOCIAL REALITY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

THREE AND SIX MONTHS ENDED JUNE 30, 2017 AND 2016

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016

Revenue	$5,979,688	$9,249,411	$11,305,852	$14,718,746
Cost of revenue	2,644,208	6,262,808	5,923,327	9,443,370
Gross profit	3,335,480	2,986,603	5,382,525	5,275,376

Operating expense
General, selling and administrative expense	3,344,445	3,425,590	7,754,252	7,230,691
Write-off of non-compete agreement	—	—	468,751	—
Restructuring costs	—	—	377,961	—
Impairment of goodwill	—	670,000	—	670,000
Total operating expense, net	3,344,445	4,095,590	8,600,964	7,900,691

Loss from operations	(8,965)	(1,108,987)	(3,218,439)	(2,625,315)

Other income (expense):
Interest expense:
Interest expense	(197,267)	(434,420)	(330,573)	(858,251)
Amortization of debt issuance costs	(187,568)	(271,747)	(765,708)	(566,604)
Total interest expense	(384,835)	(706,167)	(1,096,281)	(1,424,855)
Loss on repurchase of Series B warrants	(2,053,975)	—	(2,053,975)	—
Loss on repricing of Series A warrants	(99,820)	—	(99,820)	—
Accretion of put warrants	459,162	—	2,353,725	—
Accretion of debenture discount and warrants	1,350,746	—	1,350,746	—
Accretion of put liability	—	(16,057)	—	(63,718)
Accretion of contingent consideration	—	(40,083)	—	(159,061)
Write-off of contingent consideration	—	3,744,496	—	3,744,496
Total other income (expense)	(728,722)	2,982,189	454,395	2,096,862

(Loss) income before provision for income taxes	(737,687)	1,873,202	(2,764,044)	(528,453)

Provision for income taxes	—	—	—	—

Net (loss) income	$(737,687)	$1,873,202	$(2,764,044)	$(528,453)

Net (loss) income per share, basic	$(0.09)	$0.31	$(0.35)	$(0.09)
Net (loss) income per share, diluted	$(0.09)	$0.29	$(0.35)	$(0.09)

Weighted average shares outstanding, basic	8,025,017	5,986,494	7,954,294	5,951,445
Weighted average shares outstanding, diluted	8,025,017	6,538,205	7,954,294	5,951,445

SOCIAL REALITY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

SIX MONTH PERIOD ENDED JUNE 30, 2017 AND 2016

(Unaudited)

	Six Month Period Ended June 30,
	2017	2016
Cash flows from operating activities
Net loss	$(2,764,044)	$(528,453)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of stock based prepaid fees	—	317,226
Stock based compensation	621,327	459,556
Amortization of debt issuance costs	612,168	566,604
Loss on repurchase of Series B warrants	2,053,975	—
Loss on repricing of Series A warrants	99,820	—
Accretion of put warrants	(2,353,725)	—
Accretion of debenture discount and warrants	(1,350,746)	—
Amortization of debt discount	153,540	—
PIK interest expense accrued to principal	—	241,449
Impairment of goodwill	—	670,000
Write-off of non-compete agreement	468,751	—
Write-off of contingent consideration	—	(3,744,496)
Accretion of contingent consideration	—	159,061
Accretion of put liability	—	63,718
Provision for bad debts	(21,433)	77,235
Depreciation expense	6,182	13,319
Amortization of intangibles	226,205	179,765
Changes in operating assets and liabilities:
Accounts receivable	835,025	(1,779,039)
Prepaid expenses	8,443	(13,396)
Other assets	1,115	29,603
Accounts payable and accrued expenses	(1,058,976)	3,199,816
Unearned revenue	135,032	43,747
Net cash used in operating activities	(2,327,341)	(44,285)

Cash flows from investing activities
Purchase of equipment	(14,235)	(4,816)
Development of software	(270,328)	—
Net cash used in investing activities	(284,563)	(4,816)

Cash flows from financing activities
Proceeds from the issuance of common stock, net	3,820,001	500,000
Proceeds from notes payable	—	2,100,000
Proceeds from secured convertible debentures, net	2,136,629	—
Repayments of note payable and PIK interest	(3,996,928)	(1,367,265)
Payment of contingent consideration	—	(1,600,000)
Net cash provided by (used in) financing activities	1,959,702	(367,265)

Net decrease in cash and cash equivalents	(652,202)	(416,366)
Cash and cash equivalents, beginning of period	1,048,762	1,091,186
Cash and cash equivalents, end of period	$396,560	$674,820

SOCIAL REALITY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

SIX MONTH PERIOD ENDED JUNE 30, 2017 AND 2016

(Unaudited)

	Six Month Period Ended June 30,
	2017	2016
Supplemental schedule of cash flow information
Cash paid for interest	$649,199	$606,956
Cash paid for taxes	$—	$20,000

Supplemental schedule of noncash financing activities
Initial derivative liability on issuance of put warrants	$3,038,344	$—
Issuance of placement agent warrants	$249,028	$—
Common stock issued for vested grants	$52	$—
Issuance of common stock to be issued	$100	$—
Common stock issued for the payment of contingent consideration	$—	$2,400,000
Initial derivative and warrant liability accounted as debt discount on convertible debenture	$2,763,723	$—
Repurchase of series B warrants directly paid by debenture holder on behalf of the Company	$2,500,000	$—

SOCIAL REALITY, INC.

NON-GAAP TO GAAP RECONCILIATION

Use of Non-GAAP Measure – Adjusted EBITDA

SRAX’s management evaluates and makes operating decisions using various financial metrics. In addition to the company's GAAP results, management also considers the non-GAAP measure of Adjusted EBITDA. Adjusted EBITDA is defined as income from operations before depreciation and amortization expenses, stock-based compensation and one time financing and transaction expense.  Management believes that this non-GAAP measure provides useful information about Social Reality's operating results. The tables below provide a reconciliation of this non-GAAP financial measure with the most directly comparable GAAP financial measure.  This non-GAAP measure should be considered a supplement to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP.

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Net loss	$(737,687)	$1,873,202	$(2,764,044)	$(528,453)
plus:
Equity based compensation	108,885	340,320	621,327	776,782
Accretion of put warrants	(459,162)	—	(2,353,725)	—
Accretion of debenture discount and warrants	(1,350,746)	—	(1,350,746)	—
Accretion of put liability	—	16,057	—	63,718
Accretion of contingent consideration	—	40,083	—	159,061

Loss on repurchase of Series B warrants	2,053,975	—	2,053,975	—
Loss on repricing of Series A warrants	99,820	—	99,820	—
Restructuring costs	—	—	377,961	—
Write-off of non-compete agreement	—	—	468,751	—
Write-off of contingent consideration	—	(3,744,496)	—	(3,744,496)
Impairment of goodwill	—	670,000	—	670,000
Interest expense	384,835	706,167	1,096,281	1,424,855
Depreciation and amortization	121,433	93,724	232,387	193,084
Adjusted EBITDA	$221,353	$(4,943)	$(1,518,013)	$(985,449)

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